UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2014

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On July 15, 2014, Iron Mountain Incorporated (the “Company”) released a presentation containing additional details regarding its conversion to a real estate investment trust (“REIT”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The presentation includes, among other things, new cash flow schedules and detail related to the timing and characterization of the Company’s REIT distributions for 2014. The presentation is furnished herewith as Exhibit 99.1.

Additional Information

As previously disclosed, in connection with the REIT conversion, and in order to implement customary REIT-related ownership restrictions on its outstanding common stock, the Company plans to merge with and into a newly formed, wholly-owned Delaware subsidiary (the “Merger Subsidiary”), and the Company intends to hold a special meeting of stockholders in the second half of 2014 at which stockholders will have the opportunity to vote on such proposed merger (the “Special Meeting”). The Merger Subsidiary expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a definitive proxy statement of the Company and prospectus of the Merger Subsidiary (when available), that will describe in further detail such proposed merger and the REIT ownership restrictions in connection therewith.

This Current Report may be deemed to be solicitation material in respect of the proposed stockholder vote approving the subsidiary merger to implement REIT-related ownership limitations.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL.  The definitive proxy statement/prospectus (when available) will be mailed to stockholders of the Company. Stockholders will be able to obtain, without charge, a copy of the definitive proxy statement/prospectus (when available) and other documents that the Company and the Merger Subsidiary file with the SEC from the SEC’s website at www.sec.gov.  The definitive proxy statement/prospectus (when available) and other relevant documents will also be available, without charge, by directing a request by mail or telephone to Iron Mountain Incorporated, Attn: Investor Relations, One Federal Street, Boston, Massachusetts 02110, or from the Company’s website, www.ironmountain.com.

The Company, the Merger Subsidiary, their respective directors and executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the Special Meeting. Additional information regarding the interests of such potential participants will be included or incorporated by reference in the definitive proxy statement/prospectus (when available).

Item 9.01.                                    Financial Statements and Exhibits.

(d)                                                         Exhibits.

The Company furnishes the following exhibit described above in Item 7.01:

99.1                                                Investor Presentation dated July 15, 2014 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President and General Counsel

Date: July 15, 2014